Exhibit 99.13
                                -------------
                Computational Material and/or ABS Term Sheets

                        Data Entry Rules:
                        -----------------
                        1. Only enter data in the fields highlighted in purple.
                        2. Please enter 0 for blanks.
                        3. Bucket the data using best fit rules.

Logo                                         Pool Data
                                                              Deal Ticker:

-------------------------------------------------  ---------------------------------------   --------------------------------------
                Pool Summary                                   North California               Classification          Total   Check
-------------------------------------------------  ---------------------------------------   --------------------------------------

Total Issue Balance (USD)                          % of State                       32.0%    Mortgage Type          ##########   7
Original Mortgage Pool Balance (USD) 347,448,416   WA FICO                            594    Loan-to-Value         345,612,655   4
Current Mortgage Pool Balance (USD)  345,612,655    - Minimum FICO                    500    FICO                  345,612,658   4
Total Number of Loans                      1,742    - Maximum FICO                    784    Purpose               345,612,656   4
Average Loan Balance (USD)               198,400   WA LTV                           71.7%    Occupancy             345,612,656   4
1st lien (%age)                           100.0%    - Minimum LTV                    9.0%    Loan Balance          345,612,655   4
2nd lien (%age)                             0.0%    - Maximum LTV                  100.0%    Property Type         342,438,293   7
WA FICO                                      597    Highest Zip-Code Density (% of
- Minimum FICO                              463    State)                            5.1%    Documentation Type    226,094,043   7
- Maximum FICO                              807    Zip-Code with Highest Density    93720    Fixed Period          345,612,656   4
WA LTV                                     74.4%  ---------------------------------------    Debt-to-Income Ratio                7
- Minimum LTV                               7.0%                                                                                 -
- Maximum LTV                             100.0%                                             Geographic
WA DTI                                     38.3%   ---------------------------------------   Distribution          309,699,919   7
- Minimum DTI                                                  South California              --------------------------------------
- Maximum DTI                                      ---------------------------------------
WA Age (Months)                                5   % of State                       68.0%    -----------------------------------
WA Remaining Term (Months)                   353   WA FICO                            588               Per Annum Fees
Aquired Loans                                      Minimum FICO                       502    -----------------------------------
North California (% of Pool)                9.9%   Maximum FICO                       730    Servicer Fees
South California (% of Pool)               21.0%   Minimum LTV                       9.5%    Cost of Carry
------------------------------------------------   Maximum LTV                     100.0%    -----------------------------------
                                                   WA LTV                           73.5%
                                                   Highest Zip-Code Density (% of
                                                   State)                            1.9%
                                                   Zip-Code with Highest Density    92584
                                                   --------------------------------------


H                                Page 1 of 8                      8/17/2005

                        Data Entry Rules:
                        -----------------
                        1. Only enter data in the fields highlighted in purple.
                        2. Please enter 0 for blanks.
                        3. Bucket the data using best fit rules.

Logo                    Pool Data
                               Deal Ticker:

----------------------------------------------------------------------------
    Mortgage Type                  WA LTV       WA FICO        Balance
----------------------------------------------------------------------------
Classic 30yr FRM
Classic 15yr FRM
Classic ARM                             84%        713        1,034,501,747
Classic 15/30 Balloon
Classic 5/1 Hybrid
Classic 5/1 IO Hybrid
5/1 Hybrid w/3 year IO feature
----------------------------------------------------------------------------

----------------------------------------------------------------------------
        LTV                        WA LTV       WA FICO        Balance
----------------------------------------------------------------------------
0.01-20.00                              14%        585            1,925,814
20.01-25.00                             21%        561              673,054
25.01-30.00                             28%        575            1,002,225
30.01-35.00                             33%        548            1,617,818
35.01-40.00                             38%        575            3,796,266
40.01-45.00                             43%        592            3,214,199
45.01-50.00                             47%        592            4,885,922
50.01-55.00                             53%        582           10,667,872
55.01-60.00                             58%        566           16,196,099
60.01-65.00                             63%        563           20,593,256
65.01-70.00                             69%        586           27,920,039
70.01-75.00                             74%        577           44,952,022
75.01-80.00                             80%        616          162,352,439
80.01-85.00                             84%        589           17,563,694
85.01-90.00                             89%        596           15,753,718
90.01-95.00                             95%        592            3,366,545
95.01-100.00                           100%        595            9,131,673
----------------------------------------------------------------------------

H                                 Page 2 of 8                      8/17/2005

                        Data Entry Rules:
                        -----------------
                        1. Only enter data in the fields highlighted in purple.
                        2. Please enter 0 for blanks.
                        3. Bucket the data using best fit rules.

Logo                    Pool Data
                               Deal Ticker:

----------------------------------------------------------------------------
           FICO         WA LTV       WA FICO               Balance
----------------------------------------------------------------------------
321 - 340
341 - 360
361 - 380
381 - 400
401 - 420
421 - 440
441 - 460
461 - 480                 65%        463                             63,714
481 - 500                 70%        498                            931,198
501 - 520                 70%        510                         24,477,865
521 - 540                 71%        532                         29,490,752
541 - 560                 71%        550                         28,829,986
561 - 580                 70%        571                         38,350,623
581 - 600                 76%        591                         56,798,688
601 - 620                 76%        611                         60,307,598
621 - 640                 76%        630                         50,625,766
641 - 660                 78%        649                         23,834,893
661 - 680                 79%        671                         15,135,598
681 - 700                 78%        688                          6,738,483
701 - 720                 80%        711                          2,565,021
721 - 740                 79%        728                          2,379,701
741 - 760                 76%        750                          2,746,444
761 - 780                 80%        769                          1,338,910
781 - 800                 79%        785                            968,977
801 - 820                 37%        807                             28,441
> 820
Unknown
----------------------------------------------------------------------------

H                                Page 3 of 8                      8/17/2005

                        Data Entry Rules:
                        -----------------
                        1. Only enter data in the fields highlighted in purple.
                        2. Please enter 0 for blanks.
                        3. Bucket the data using best fit rules.

Logo                    Pool Data
                               Deal Ticker:

----------------------------------------------------------------------------
             LTV          MIG%          WA FICO         Balance with MIG
----------------------------------------------------------------------------
0.01-20.00                                 585
20.01-25.00                                561
25.01-30.00                                575
30.01-35.00                                548
35.01-40.00                                575
40.01-45.00                                592
45.01-50.00                                592
50.01-55.00                      2%        582                  305,485
55.01-60.00                      2%        566                  214,769
60.01-65.00                     14%        563                1,786,878
65.01-70.00                     12%        586                1,570,693
70.01-75.00                     18%        577                2,320,651
75.01-80.00                     31%        616                3,997,414
80.01-85.00                     11%        589                1,385,498
85.01-90.00                      8%        596                  990,771
90.01-95.00                      1%        592                  168,231
95.01-100.00                               595
----------------------------------------------------------------------------

----------------------------------------------------------------------------
             Purpose      WA LTV        WA FICO         Balance
----------------------------------------------------------------------------
Purchase                        69%        579              165,322,105
Cash-Out/Refinancing            80%        616              163,169,317
Refinancing                     74%        595               17,121,234
----------------------------------------------------------------------------

----------------------------------------------------------------------------
            Occupancy     WA LTV        WA FICO         Balance
----------------------------------------------------------------------------
Owner                           75%        597              336,984,102
Investment                      67%        605                6,440,783
2nd Home                        74%        591                2,187,771
----------------------------------------------------------------------------

H                                Page 4 of 8                      8/17/2005

                        Data Entry Rules:
                        -----------------
                        1. Only enter data in the fields highlighted in purple.
                        2. Please enter 0 for blanks.
                        3. Bucket the data using best fit rules.

Logo                    Pool Data
                               Deal Ticker:

----------------------------------------------------------------------------
         Loan Balance     WA LTV        WA FICO         Balance
----------------------------------------------------------------------------
<$200,000                       73%        599              121,330,913
<$400,000                       73%        587              109,847,501
<$600,000                       78%        601               79,942,868
>$600,000                       77%        617               34,491,373
----------------------------------------------------------------------------

----------------------------------------------------------------------------
         Property Type    WA LTV        WA FICO         Balance
----------------------------------------------------------------------------
SFR                             74%        595              251,695,568
PUD                             77%        602               71,616,285
CND                             75%        607               14,019,135
2-4 Family                      74%        616                5,107,305
----------------------------------------------------------------------------

----------------------------------------------------------------------------
      Documentation Type  WA LTV        WA FICO         Balance
----------------------------------------------------------------------------
Full                            75%        591              226,094,043
Reduced
SISA
NISA
NINA
NAV
No Ratio
Alt
----------------------------------------------------------------------------



H                                Page 5 of 8                      8/17/2005

                        Data Entry Rules:
                        -----------------
                        1. Only enter data in the fields highlighted in purple.
                        2. Please enter 0 for blanks.
                        3. Bucket the data using best fit rules.

Logo                    Pool Data
                               Deal Ticker:

----------------------------------------------------------------------------
    Fixed Period (Months)  WA LTV        WA FICO         Balance
----------------------------------------------------------------------------
         1
         3                   71%            605            99,618,580
         6                   82%            556             7,015,271
        12
        24                   78%            594           100,868,521
        36                   74%            596           138,110,284
        60
        84
       >=120
----------------------------------------------------------------------------

----------------------------------------------------------------------------
      DTI                  WA LTV        WA FICO         Balance
----------------------------------------------------------------------------
0.01 - 5.00          n/a                n/a     n/a
5.01 - 10.00         n/a                n/a     n/a
10.01 - 15.00        n/a                n/a     n/a
15.01 - 20.00        n/a                n/a     n/a
20.01 - 25.00        n/a                n/a     n/a
25.01 - 30.00        n/a                n/a     n/a
30.01 - 35.00        n/a                n/a     n/a
35.01 - 40.00        n/a                n/a     n/a
40.01 - 45.00        n/a                n/a     n/a
45.01 - 50.00        n/a                n/a     n/a
50.01 - 55.00        n/a                n/a     n/a
> 55.00              n/a                n/a     n/a
Unknown              n/a                n/a     n/a
----------------------------------------------------------------------------

H                                Page 6 of 8                      8/17/2005

                        Data Entry Rules:
                        -----------------
                        1. Only enter data in the fields highlighted in purple.
                        2. Please enter 0 for blanks.
                        3. Bucket the data using best fit rules.

Logo                    Pool Data
                               Deal Ticker:

----------------------------------------------------------------------------
 Geographic Distribution  WA LTV        WA FICO         Balance
----------------------------------------------------------------------------
AK                            68%          619                   91,096
AL                            73%          576                1,564,450
AR                            88%          601                  359,948
AS
AZ                            77%          583               11,495,525
CA                            73%          590              107,009,719
CO                            79%          588                6,404,211
CT                            75%          590                4,305,561
CZ
DC
DE                            74%          556                5,755,361
FL                            72%          588                3,504,829
GA                            79%          599                  262,246
GU
HI                            67%          599                3,504,829
IA                            77%          606                  262,246
ID                            79%          605                2,089,894
IL                            76%          612                8,819,107
IN                            85%          576                2,205,513
KS                            81%          631                1,191,419
KY                            78%          588                1,646,690
LA                            78%          602                4,523,966
MA                            72%          601               11,729,822
MD                            74%          601                9,658,104
ME                            80%          620                  932,976
MI                            76%          600                6,436,808
MN                            82%          584                2,075,540
MO                            81%          603                3,768,774
MS                            74%          625                1,384,292
MT                            78%          631                  650,881
NC
ND                            69%          594                3,590,766
NE                            79%          586                  719,100
NH                            78%          601                2,375,512
NJ                            70%          580                7,475,604
NM                            81%          601                  636,624
NV                            76%          620                7,703,165
NY                            69%          593               11,501,506

H                                Page 7 of 8                      8/17/2005

                        Data Entry Rules:
                        -----------------
                        1. Only enter data in the fields highlighted in purple.
                        2. Please enter 0 for blanks.
                        3. Bucket the data using best fit rules.

Logo                    Pool Data
                               Deal Ticker:


OH                            77%          597                7,337,463
OK                            75%          606                2,619,573
OR                            77%          595                4,209,178
OT
PA                            71%          589                5,385,614
PR
RI                            80%          605                  311,791
SC                            75%          628                  348,635
SD
TN                            79%          605                6,516,083
TT
TX                            78%          632               25,627,110
UT                            79%          615                1,819,877
VA                            76%          603               10,623,337
VI
VT
WA                            75%          602                7,098,592
WI                            79%          628                2,055,207
WV                            80%          517                   59,175
WY                            78%          570                   52,200
-----------------------------------------------------------------------

H                                Page 8 of 8                      8/17/2005